UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:	July 14, 2008
Date of Earliest Event Reported:	July 11, 2008

BOISE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 200

Boise, ID 83702-5388
(Address of principal executive offices) (Zip Code)

(208) 384-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  Amendments to Bylaws.

On and effective July 11, 2008, our board of directors amended and restated the company’s bylaws.  The following is a summary of changes effected by the amendments to the bylaws.  The section references are to the amended bylaws, unless the context otherwise requires.

ARTICLE II.  Meetings of Stockholders

Section 1.  Place and Time of Meetings.  The amended bylaws clarify that the company’s first annual meeting will be held in 2009.  The company’s stockholders adopted an amended and restated certificate of incorporation, elected directors, approved an incentive plan, and took other actions at a special meeting held on February 5, 2008, obviating the need for an additional stockholder meeting in 2008.

Section 4. Notice.  The amended bylaws revise the deadline for advance notice required for a stockholder to bring a matter before an annual meeting of stockholders.  Under the amended bylaws, notice may be given no earlier than 120 days (previously 90 days) or more than 150 days (previously 120 days) prior to the first anniversary date of the preceding year’s annual meeting (previously the date that proxy materials were first mailed to stockholders).  To bring business before the company’s annual meeting to be held in 2009, stockholders must give notice no later than December 1, 2008, and no sooner than November 1, 2008.   A stockholder may have to comply with additional advance notice provisions with respect to proposals the stockholder wishes to have included in the company’s proxy statement.

The amended bylaws also require a stockholder’s notice to include additional information about director nominees and about the stockholder (and beneficial owner, if applicable) bringing business before a stockholders meeting.  These enhanced disclosure requirements relate to the nominee and/or proponent’s ownership positions in the company’s securities, as well as other information regarding economic interests of the nominee and/or proponent in the company.

Article III.  Directors

Section 12.  Action by Written Consent.  The amended bylaws clarify that written consent of the directors can be obtained by electronic transmissions and that such consents may be maintained in electronic form.

Section 14.  Compensation.  The amended bylaws clarify the compensation that may be paid to directors for their service to the board, as well as to special or standing committees of the board.  Such compensation shall be in the amount and form as the board of directors may approve.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Bylaws of Boise Inc., Amended and Restated Effective as of July 11, 2008, filed as Exhibit 3.1 to this Report on Form 8-K.  Exhibit 3.1 is incorporated by reference into this Item 5.03.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 3.1	Bylaws of Boise Inc., Amended and Restated Effective as of July 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE INC.

By	/s/ Karen E. Gowland
Karen E. Gowland Vice President, General Counsel and Secretary

Date:  July 14, 2008